UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2008 (November 21, 2008)

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	0-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

138 Putnam Street, PO Box 738
Marietta, Ohio	45750
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(740) 373-3155

Not applicable
(Former name or former address, if changed since last report)

                       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

As disclosed in a Current Report on Form 8-K dated November 13, 2008 and filed on November 14, 2008, the Board of Directors of Peoples Bancorp Inc. (“Peoples”) determined that it is in the best interests of Peoples and its shareholders to call a Special Meeting of Shareholders (the “Special Meeting”) for the purpose of considering and voting on the adoption of a proposed amendment to Peoples’ Amended Articles of Incorporation to authorize Peoples to issue preferred shares (the “Proposed Amendment”), which would permit Peoples to participate in the TARP Capital Purchase Program established by the United States Department of the Treasury under the Emergency Economic Stabilization Act of 2008.

On November 13, 2008, Peoples filed with the Securities and Exchange Commission (the “SEC”) preliminary copies of the Letter to Shareholders, Notice of Special Meeting of Shareholders, Proxy Statement and form of proxy (collectively, the “Proxy Materials”) to be furnished to the shareholders of Peoples in connection with the solicitation of proxies by the Board of Directors to vote at the Special Meeting.  The definitive Proxy Materials were to be released to Peoples’ shareholders at such time and in such manner as would satisfy applicable laws, rules and regulations, including those of the SEC and The NASDAQ Stock Market LLC (“NASDAQ”), the stock exchange on which the common shares of Peoples are listed.

On November 21, 2008, Peoples determined that copies of the version of the Proxy Materials for the Special Meeting, which had been filed with the SEC as preliminary Proxy Materials, had been inadvertently mailed to certain shareholders of Peoples who hold their common shares in “street name” through a broker, a financial institution or another nominee.   Shareholders who receive a copy of Proxy Materials dated November 24, 2008 in respect of a Special Meeting to be held on December 22, 2008 are advised to disregard those Proxy Materials and dispose of them when received.

At such time as it is appropriate under applicable laws, rules and regulations, including those of the SEC and NASDAQ, Peoples will release definitive Proxy Materials to shareholders in respect of the Special Meeting at which the Proposed Amendment will be considered and voted upon and file such definitive Proxy Materials with the SEC in accordance with the requirements of SEC Regulation 14A.  These definitive Proxy Materials will be clearly identified as such.

Peoples’ shareholders are urged to read the definitive Proxy Materials in respect of the Special Meeting at which the Proposed Amendment will be considered and voted upon when they become available because they will contain important information about the business to be conducted at such
Special Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date: November 24, 2008	By: /s/	EDWARD G. SLOANE
Edward G. Sloane
Chief Financial Officer and Treasurer